UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D. C.  20549-1004

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) October 6, 2004


                       Asia4Sale.com, Inc.
       ___________________________________________________
      (Exact name of registrant as specified in its charter)

        Nevada                      0-27735                  77-0438927
________________________     ________________________     ____________________
(State of Incorporation)     (Commission file number)     (I.R.S. Employer
                                                          Identification No.)


        2465 West 12th Street, Suite 2, Tempe AZ 85281-6935
   ___________________________________________________________
        (Address of principal executive offices, zip code)


                          (480) 505-0070
   ___________________________________________________________
       (Registrant's telephone number, including area code)


   ____________________________________________________________
  (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On October 6, 2004, HJ & Associates, L.L.C. resigned as the certifying accountant for Asia4Sale.com, Inc. (the "Registrant").

      HJ & Associates, L.L.C. was engaged by the Registrant on November 7, 2001 to act as the certifying accountant for the Registrant=s financial statements, as of and for the year ended December 31, 2000. HJ & Associates, L.L.C. did not complete any audit of the Registrant=s financial statements, and HJ & Associates, L.L.C. has not issued any audit report in connection with any of the Registrant=s financial statements.

      From the date on which HJ & Associates, L.L.C. was engaged until the date HJ & Associates, L.L.C. resigned, there were no disagreements with HJ & Associates, L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, L.L.C. would have caused HJ & Associates, L.L.C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

      The Registrant has provided HJ & Associates, L.L.C. with a copy of the foregoing disclosure, and has requested that HJ & Associates, L.L.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from HJ & Associates, L.L.C. required by Item 304 of Regulation S-B.

      (b) On March 21, 2005, the Registrant entered into an engagement letter with Moore & Associates, Chartered to assume the role of its new certifying accountant. Moore & Associates, Chartered has been asked to audit the years ended December 31, 2000, 2001, 2002, 2003 and 2004. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Moore & Associates, Chartered, the Registrant did not consult with Moore & Associates, Chartered with regard to:

      (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

      (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

      The engagement of the new principal auditor was recommended and approved by the Registrant=s Board of Directors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          16.1 Letter from HJ & Associates, L.L.C., dated May 4, 2005, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the resignation of HJ & Associates, L.L.C. as the Registrant's principal accountant.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Asia4Sale.com, Inc.

                                    /s/ Eric Montandon
Date: May 4, 2005                   ______________________________
                                    Eric Montandon, Treasurer

                          EXHIBIT INDEX


Exhibit Number   Exhibit Contents

    16.1 Letter from HJ & Associates, L.L.C., dated May 4, 2005, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the resignation of HJ & Associates, L.L.C. as the Registrant's principal accountant.


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